UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2023

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd Suite 400
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2023, The Beachbody Company, Inc. (the “Company,” “we” or “us”) entered into a securities purchase agreement (“Securities Purchase Agreement”) with certain institutional investors (“Purchasers”). Pursuant to the Securities Purchase Agreement, the Company agreed to sell in a registered direct offering (“Registered Direct Offering”) 420,769 shares (“Shares”) of the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 122,821 shares of Common Stock, which Pre-Funded Warrants are issued to the extent that the applicable Purchaser determines, in its sole discretion, that such Purchaser would beneficially own in excess of 4.99% (or at the Purchaser’s election, 9.99%). The Pre-Funded Warrants have an exercise price of $0.0001 per share and are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. Each Share is being sold at an offering price of $9.75 and each Pre-Funded Warrant is being sold at an offering price of $9.7499 (equal to the purchase price per Share minus the exercise price of the Pre-Funded Warrant).

Pursuant to the Securities Purchase Agreement, in a concurrent private placement (together with the Registered Direct Offering, the “Offerings”), the Company also agreed to issue to the Purchasers unregistered warrants (“Common Warrants”) to purchase up to 543,590 shares of Common Stock. Each Common Warrant has an exercise price of $11.24 per share, is exercisable at any time beginning six months following their original issuance and will expire five and a half years from the original issuance date.

Roth Capital Partners, LLC (the “Placement Agent”) acted as the exclusive placement agent for the Offerings, pursuant to a placement agency agreement (the “Placement Agency Agreement”), dated December 10, 2023, by and between the Company and the Placement Agent.

We received aggregate proceeds, before deducting Placement Agent fees, in the amount of approximately $5.3 million. We intend to use the net proceeds from the Offerings for general corporate purposes.

The closing of the Offerings is expected to take place on December 13, 2023 (the “Closing Date”), subject to customary closing conditions. The Shares and the Pre-Funded Warrants are being offered and sold pursuant to our shelf registration statement on Form S-3 (File No. 333-274828) initially filed with the Securities and Exchange Commission (the “Commission”) on October 2, 2023 and declared effective on October 10, 2023. A prospectus supplement relating to the Registered Direct Offering was filed with the Commission on December 13, 2023. None of the Common Warrants or the shares of Common Stock issuable upon the exercise of the Common Warrants are registered under the Securities Act of 1933 as amended (the “Securities Act”). The Common Warrants and shares of Common Stock issuable upon exercise thereof will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder for transactions not involving a public offering.

The Securities Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. Under the Securities Purchase Agreement, and subject to certain exceptions, we have agreed not to (i) enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents, or (ii) file any registration statement or amendment or supplement thereto, for a period of 90 days following the closing of the Offerings. We have also agreed not to effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents involving a Variable Rate Transaction, as defined in the Securities Purchase Agreement, for a period of one year following the closing of the Offering.

In connection with the Offerings, we and each of our executive officers, directors, and certain stockholders have agreed, subject to certain exceptions set forth in the lock-up agreements, not to offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position, with respect to, any shares of our Common Stock, or any securities convertible into or exercisable or exchangeable for shares of our Common Stock, for 90 days from the closing of the Offerings.

Pursuant to the Placement Agency Agreement, we have agreed to pay the Placement Agent a cash placement fee equal to 6.0% of the aggregate gross proceeds raised in the Offerings from sales arranged for by the Placement Agent. Subject to certain conditions, we also have agreed to reimburse all reasonable travel and other out-of-pocket expenses of the Placement Agent in connection with the Offerings, including but not limited to legal fees, up to a maximum of $50,000. The Placement Agency Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. We have agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act, and liabilities arising from breaches of representations and warranties contained in the Placement Agency Agreement, or to contribute to payments that the Placement Agent may be required to make in respect of those liabilities.

The foregoing descriptions of the Pre-Funded Warrant, Common Warrant, Placement Agency Agreement and the Securities Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Form of Pre-Funded Warrant, Form of Common Warrant, Form of Placement Agency Agreement and the Form of Securities Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and incorporated herein by reference in their entirety.

We note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to any document that is incorporated by reference in the prospectus supplement or the accompanying base prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs at any time.

A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the Shares of Common Stock, the Pre-Funded Warrants and shares of Common Stock underlying the Pre-Funded Warrants being issued and sold in the Registered Direct Offering by the Company is filed as Exhibit 5.1.

Item 3.02	Sale of Unregistered Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Common Warrants and the shares of common stock underlying such warrants is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 11, 2023, the Company issued a press release announcing the pricing of the Offering, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are statements other than statements of historical facts and statements in future tense. These statements include but are not limited to, statements regarding our future performance and potential cost savings opportunities, including expected financial results, our business strategy, our plans, and our objectives and future operations. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (“SEC”) filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 16, 2023 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Common Stock Purchase Warrant

4.2	Form of Common Stock Purchase Warrant

5.1	Opinion of Latham & Watkins LLP

10.1	Form of Placement Agency Agreement by and between the Company and Roth Capital Partners, LLC, dated December 10, 2023

10.2	Form of Securities Purchase Agreement

23.1	Consent of Latham & Watkins LLP (contained in opinion filed as Exhibit 5.1 hereto).

99.1	Press Release dated December 11, 2023

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Beachbody Company, Inc.

Date: December 13, 2023	By:	/s/ Jonathan Gelfand
Jonathan Gelfand Executive Vice President, Business and Legal Affairs and Corporate Secretary